Other non-current assets	12 Months Ended
Mar. 31, 2012
Other non-current assets
10.	Other non-current assets

Other non-current assets comprise :

	As of March 31,
	2011	2012
	US$	US$
Promissory notes *	1,100,000	1,100,000
Prepaid expenses	173,639	307,946
Rent deposits	324,164	630,895
Loans to employees	59,492	61,422
Other advances and deposits	68,329	68,328

Total	1,725,624	2,168,591

*	Company subscribed to convertible promissory notes (referred to as the “notes”) issued by Examville.com LLC, for total cash consideration of US$1,100,000. These notes are convertible into equity shares of issuer of the notes at a conversion price that will be determined based on the issuance price of equity shares issued for future financing. If not converted during a specified period, as per the respective terms, notes shall be redeemed at par on maturity.